Fair Value Measurements (Details Textual) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 Foreign Exchange Future [Member] USD ($)	Mar. 31, 2013 Foreign Exchange Future [Member] EUR (€)	Mar. 31, 2013 Foreign Exchange Future Two [Member] USD ($)	Mar. 31, 2013 Foreign Exchange Future Two [Member] ILS
Derivative, Notional Amount		$ 14.0	€ 11.0	$ 30.3	118.5
Derivative Asset, Fair Value, Net	2.2
Derivative Liability, Fair Value, Net	$ 0.1